SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO FIXED INCOME FUNDS
For the Wells Fargo Short-Term Bond Fund (the “Fund”)

The following changes are effective August 3, 2020:

I. Name Change The Fund’s name is changed to “Wells Fargo Short-Term Bond Plus Fund”.

II. Portfolio Management Change In the section entitled “Manager and Other Service Providers - Portfolio Managers”, the management table with respect to the Fund is revised to read as follows:

Fund	Sub-Adviser	Portfolio Managers
Short-Term Bond Plus Fund	Wells Capital Management	Christopher Y. Kauffman, CFA Jay N. Mueller, CFA Janet S. Rilling, CFA, CPA Michael J. Schueller, CFA Noah M. Wise, CFA

In the section entitled “Manager and Other Service Providers - Portfolio Managers”, the Beneficial Ownership table is amended to add the following information:

Portfolio Manager	Fund	Beneficial Ownership
Wells Capital Management[1]
Janet S. Rilling, CFA, CPA	Short-Term Bond Plus Fund	$0[2]
1.	Amounts included in the table above may include notional investments held by the portfolio manager through a deferred compensation vehicle.
2.	Ms. Rilling became a portfolio manager of the Fund on August 3, 2020. The information presented in this table is as of August 31, 2019, at which time Ms. Rilling was not a portfolio manager of the Fund.

May 29, 2020